EXHIBIT 10.1

SUN LIFE FINANCIAL GLOBAL FUNDING III, L.P.

TERMS AGREEMENT

September 21, 2006

Sun Life Financial Global Funding III, L.P.,
c/o Sun Life Assurance Company of Canada (U.S.)
Office of General Counsel
One Sun Life Executive Park
Wellesley Hills, MA 02481
Attention: General Counsel
Telecopy No.: (781) 237-6030

Re: Purchase Agreement dated September 5, 2006 (the "Purchase Agreement")

Part I - Purchase of Notes

We agree to purchase your Series 2006-1 Floating Rate Notes (the "Notes") having the following terms:

Principal Amount: $150,000,000

Interest Rate or Formula:

Interest Rate Basis: (1) for Interest Reset Periods (as defined in the Offering Memorandum dated September 5, 2006) beginning on April 6th and on July 6th of each year beginning April 6, 2007, LIBOR with Index Maturity of three months; (2) for Interest Reset Periods beginning on October 6th of each year beginning October 6, 2007, the rate linearly interpolated between LIBOR with the Index Maturity of two months and LIBOR with the Index Maturity of three months based on the actual number of days in such Interest Reset Period; and (3) for Interest Reset Periods beginning on December 31st of each year beginning December 31, 2006, the rate linearly interpolated between LIBOR with Index Maturity of three months and LIBOR with Index Maturity of four months based on the actual number of days in such Interest Reset Period.

Index Maturity: As provided under "Interest Rate Basis" and "Initial Interest Rate".

Spread and/or Spread Multiplier, if any: 0.25%.

Initial Interest Rate: From and including September 19, 2006 to but excluding the first Interest Payment Date, 5.647%; from and including the first Interest Payment Date to but excluding the Maturity Date, the Interest Rate Basis plus the Spread.

Interest Reset Dates: In respect of the Notes, the Interest Reset Dates will be the 6th day of April, July and October, and the 31st day of December of each year, commencing December 31, 2006 to but excluding the Maturity Date of such Notes. If any Interest Reset Date for the Notes is not a Business Day (as defined in the Offering Memorandum dated September 5, 2006), such Interest Reset Date will be postponed to the next succeeding Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

Interest Determination Dates: The second London Banking Day immediately preceding the applicable Interest Reset Date.

Interest Payment Dates: In respect of the Notes, the Interest Payment Dates will be the 6th day of April, July and October, and the 31st day of December of each year, commencing December 31, 2006; provided that the final Interest Payment Date shall be the Maturity Date of such Notes. If any Interest Payment Date other than the Maturity Date for the Notes is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, with no accrual of additional interest relating to such postponement, except that if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

Day Count Convention: Actual/360, Modified Following

Calculation Agent: JPMorgan Chase Bank, N.A.

Original Issue Date: September 29, 2006

Stated Maturity Date: October 6, 2013

Authorized Denomination: A minimum denomination of $250,000 and integral multiples of $1,000 in excess thereof.

Purchase Price: 100.00%, plus accrued interest from and including September 19, 2006 to but excluding the date of delivery; provided that in connection with the offering of the Notes, Sun Life Financial Inc. will make an Expense Capital Contribution to the Issuer in an amount equal to the underwriting discounts and commissions of the Initial Purchasers and the other expenses of the Initial Purchasers and other service providers relating to the issuance and maintenance of the Notes incurred as of the Issue Date and the Issuer will pay any Issuance and Maintenance Expenses directly to the Initial Purchasers and such other service providers.

Price to Public: 100%, plus accrued interest from and including September 19, 2006 to but excluding the date of delivery.

Settlement Date: September 29, 2006

CUSIP Number: 86679EAA6

Additional/Other Terms: As set forth in Schedule I hereto.

LP Swap Agreement Notional Amount: $150,000,000, which equals the aggregate principal amount of the Notes.

LP Swap Agreement Fixed Amount: For each Swap Payment Date, an amount payable by the Issuer to the Swap Counterparty at a rate of 5.3295% per annum on the Notional Amount. See "LP Swap Agreements" in the accompanying Offering Memorandum.

We agree to purchase, severally and not jointly, the principal amount of the Notes set forth below opposite our names:

Name	Principal Amount of
Notes

Citigroup Global Markets, Inc.	$ 66,000,000
Deutsche Bank Securities Inc.	$ 66,000,000
Banc of America Securities LLC	$ 3,000,000
Credit Suisse Securities (USA) LLC	$ 3,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$ 3,000,000
Morgan Stanley & Co. Incorporated	$ 3,000,000
RBC Capital Markets Corporation	$ 3,000,000
Wachovia Capital Markets, LLC	$ 3,000,000

Total ...............................................................	$150,000,000

In connection with the purchase of Notes from the Issuer by one or more Initial Purchasers as principal, the Initial Purchasers require the following items to be delivered as of the Settlement Date:

☑ Legal Opinion of in-house counsel for the Company pursuant to Section 6(c)(i) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the Issuer pursuant to Section 6(c)(ii) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the LLC pursuant to Section 6(c)(iii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain corporate matters pursuant to Section 6(c)(iv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain U.S. federal income tax matters pursuant to Section 6(c)(v) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain security interest matters pursuant to Section 6(c)(vi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain bankruptcy law matters pursuant to Section 6(c)(vii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning enforceability of the secured guarantee pursuant to Section 6(c)(viii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Initial Purchasers pursuant to Section 6(c)(ix) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning priority of funding agreement under Delaware law pursuant to Section 6(c)(x) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware corporate law matters pursuant to Section 6(c)(xi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware common law security interest and UCC matters pursuant to Section 6(c)(xii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Canadian tax matters pursuant to Section 6(c)(xiii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning the absence of Canadian withholding taxes pursuant to Section 6(c)(xiv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain matters relating to Nova Scotia law pursuant to Section 6(c)(xv) of the Purchase Agreement.

☑ Opinion of tax advisor for the Issuer concerning certain Canadian tax matters pursuant to Section 6(c)(xvi) of the Purchase Agreement.

☑ Officer’s Certificate of the Issuer pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer’s Certificate of the ULC pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer’s Certificate of the LLC pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer’s Certificate of the Company pursuant to Section 6(e) of the Purchase Agreement.

☑ Letter of Accountants to the Company pursuant to Section 6(f) of the Purchase Agreement.

At the Settlement Date, the Notes will be rated Aa3 (stable) by Moody’s Investors Service, Inc. and AA+ (stable) by Standard & Poor’s Rating Service.

Part II - Issuance Expenses

On or prior to the Original Issue Date set forth above, Sun Life Financial Inc. shall make an Expense Capital Contribution to the Issuer and the Issuer shall pay a portion of such Expense Capital Contribution, as Issuance Expenses to the Initial Purchasers as follows:

Initial Purchasers’ Discounts and Commissions:    $487,500

Part III - Series Collateral

(A). Issuer Collateral. On the Original Issue Date set forth above, the ULC will issue to the Issuer, and the Issuer will pay for 150,000 Series 2006-1 Preferred ULC Shares (the "Designated Preferred ULC Shares") for the consideration listed below. Such Designated Preferred ULC Shares and the Pledged ULC Dividends on such Designated Preferred ULC Shares will compose part of the Issuer Collateral upon the grant of a security interest in such Issuer Collateral by the Issuer to the Indenture Trustee:

Series 2006-1 Preferred ULC Shares issued by the ULC.
Consideration: $150,000,000

(B). ULC Collateral. On the Original Issue Date set forth above, the LLC will issue to the ULC, and the ULC shall pay for 150,000 Series 2006-1 Preferred LLC Shares (the "Designated Preferred LLC Shares") for the consideration listed below. Such Designated Preferred LLC Shares and the Pledged LLC Dividends on such Designated Preferred LLC Shares will compose part of the ULC Collateral upon the grant of a security interest in such ULC Collateral by the ULC to the Indenture Trustee:

Series 2006-1 Preferred LLC Share issued by the LLC.
Consideration: $150,000,000

Part IV - Secured Guarantee Collateral

On the Original Issue Date set forth above, the Company will issue to the LLC a funding agreement (the "Designated Funding Agreement"), containing the following terms, and such Designated Funding Agreement will compose part of the Designated Secured Guarantee Collateral upon the pledge and collateral assignment of and the grant of a security interest in, the Funding Agreement by the LLC to the Indenture Trustee:

Funding Agreement to be issued by the Company effective as of the Original Issue Date.

Net Deposit Amount:  $150,000,000
Deposit Amount:   $150,000,000
Effective Date:  September 29, 2006
Interest Rate:   The interest rate payable under the Funding Agreement
shall be equal to the floating rate of interest payable in
respect of the Notes, plus 0.08%.

Business Day Convention:  Modified Following
Additional/Other Terms:

Part V- Swap Agreements

(A). LLC Swap Agreement. On the Original Issue Date set forth above, the LLC and the Company will enter into an LLC Swap Confirmation as described in the Basic Offering Memorandum dated September 5, 2006.

(B). Issuer Swap Agreement. On the Original Issue Date set forth above, the Issuer and the Swap Counterparty will enter into an LP Swap Confirmation as described in the Basic Memorandum dated September 5, 2006.

Part VI- General

Capitalized terms not otherwise defined herein have the meaning set forth in the Purchase Agreement. As used in this Terms Agreement, the term "Initial Purchaser" shall mean each undersigned initial purchaser.

The Applicable Time is 4:00 p.m. EDT on the date hereof.

Capitalized terms used in Part III describing the Designated Preferred ULC Shares, the Pledged ULC Dividends, the Issuer Collateral, the Designated Preferred LLC Shares, the Pledged LLC Dividends and the ULC Collateral and in Part IV describing the Secured Guarantee Collateral have the meaning set forth in the Indenture and the applicable Series Indenture, and capitalized terms describing the Designated Funding Agreement have the meaning set forth therein.

Except as expressly provided herein, the provisions of the Purchase Agreement, including all representations and warranties provided therein, and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein as of the date hereof.

Each Initial Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Settlement Date, that such Initial Purchaser is a Qualified Institutional Buyer and a Qualified Purchaser.

Each undersigned Initial Purchaser hereby certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and has policies and procedures in place to comply with the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR Part 500), in each case to the extent applicable to such Initial Purchaser. Each undersigned Initial Purchaser also certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011.

*** SIGNATURE PAGES FOLLOW ***

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:
Date:

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:
Date:

By:
Name:
Title:
Date:

BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:
Date:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:
Date:

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:
Date:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:
Date:

RBC CAPITAL MARKETS CORPORATION

By:
Name:
Title:
Date:

WACHOVIA CAPITAL MARKETS, LLC

By:

Name:

Title:
Date:

Acknowledged and Accepted this 12th day of September, 2006 SUN LIFE FINANCIAL GLOBAL FUNDING III, L.P. By: ________________________ Name: Title: By: ________________________ Name: Title:
Acknowledged and Accepted (with respect to Part III and Part VI) this 12th day of September, 2006

SUN LIFE FINANCIAL GLOBAL FUNDING III, U.L.C.

By:

Name:

Title:

By: ________________________

Name:

Title:

Acknowledged and Accepted (with respect to Part III.B, Part IV, Part V.A and Part VI) this 12th day of September, 2006

SUN LIFE FINANCIAL GLOBAL FUNDING III, L.L.C.

By:

Name:

Title:

By: ________________________

Name:

Title:

Acknowledged and Accepted (with respect to Part IV, Part V.A and Part VI) this 12th day of September, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:

Name:

Title:

By: ________________________

Name:

Title:

Schedule I

Final Termsheet